UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  October 19, 2006
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                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)



        California                      0-31525                 68-0352144
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(State or other jurisdiction          (Commission             (IRS Employer
     Of incorporation)                File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA           95670
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code            (916) 231-6700
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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The Index to Exhibits is on Page 3

Item 2.02. Results of Operations and Financial Condition.

Registrant issued a press release October 19, 2006 announcing earnings for the second quarter of 2006. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1. The information included in the press release is considered to be "filed" under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(99.1) Press release dated October 19, 2006






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
October 19, 2006                    Mitchell A. Derenzo, Chief Financial Officer



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INDEX TO EXHIBITS


Exhibit No.             Description                                         Page
-----------             -----------                                         ----

99.1                    Press release of American River                       4
                        Bankshares dated October 19, 2006



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